Exhibit 99.2

CERTIFICATION OF AMENDED PERIODIC REPORT

I, Robert Klein, Secretary, Treasurer, and the Chief Financial Officer of Avalon Gold Corporation., a Nevada Corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Amended Quarterly Report on Form 10-QSB/A of the Company for the amended quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 28, 2003

/s/ Robert Klein
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Robert Klein
Secretary, Treasurer and Chief Financial Officer